Ziegler FAMCO Hedged Equity Fund

Institutional Class	SHLDX
Investor Class*	SHLIX
Supplement dated August 31, 2021
to the Prospectus and Statement of Additional Information (the “SAI”)
dated December 21, 2020
*As of the date of this Supplement, Investor Class shares are not available for purchase.
Effective September 1, 2021, the advisory fee of the Ziegler FAMCO Hedged Equity Fund (the “Fund”) will decrease from 0.78% to 0.60%. Also effective September 1, 2021, the limits on total annual fund operating expenses will decrease from 1.15% to 0.70%, before acquired fund fees and expenses, for the Fund’s Institutional Class and from 1.40% to 0.90%, before acquired fund fees and expenses, for the Fund’s Investor Class shares. In addition, the principal investment strategies sections have been enhanced to provide more clarity about how the Fund’s investment sub-adviser’s stock research is incorporated into the portfolio construction process and about the Fund’s options strategy. Lastly, Sean Hughes of Ziegler Capital Management, LLC has joined Wiley Angell, Davis Rushing, and Kelly Rushing as a portfolio manager of the Fund.
Consequently, the Annual Fund Operating Expenses table and Example on page 1 of the Prospectus are deleted and replaced with the following:
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and the Example below.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees(1)	0.60%	0.60%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses(2)	0.95%	0.95%
Acquired Fund Fees & Expenses(1)(2)	0.01%	0.01%
Total Annual Fund Operating Expenses	1.56%	1.81%
Less: Fee Waiver and/or Expense Reimbursement(3)	-0.85%	-0.90%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.71%	0.91%
1.Restated to reflect current fees of the Fund.
2.Based on estimated amounts for the current fiscal year.

3.Pursuant to a contractual fee waiver and reimbursement agreement, Ziegler Capital Management, LLC (the “Adviser”) has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding acquired fund fees and expenses, taxes, interest expense, dividends on securities sold short, and extraordinary expenses) in order to limit the total annual fund operating expenses to 0.70% of average daily net assets of the Institutional Class shares and 0.90% of the average daily net assets of the Investor Class shares (the “Expense Caps”). The Expense Caps will remain in effect through at least January 31, 2022 and may be terminated only by the Trust for Advised Portfolios (the “Trust”) Board of Trustees (the “Board”). The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, provided that such recoupment does not cause the Fund’s expense ratio (after the recoupment is taken into account) to exceed the lower of (1) the Expense Caps in place at the time such amounts were waived or paid and (2) the Fund’s Expense Caps at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then either hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Caps for the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class (with or without redemption at end of period)	$73	$409	$769	$1,784
Investor Class (with or without redemption at end of period)	$93	$482	$896	$2,053
The Principal Investment Strategies of the Fund beginning on page 2 of the Prospectus is deleted and replaced with the following:
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing primarily in common stocks of large-cap companies and secondarily in exchange-traded funds (“ETFs”) that invest primarily in large-cap common stocks. The Fund defines large-cap as companies with market capitalizations in excess of $5 billion. The Fund sells (writes) call options on a majority of the notional value of these stocks and ETFs, or on a representative index, such as the S&P 500, in seeking to shield the Fund from some of the risk associated with these investments and to generate additional returns to the extent of the call option premium received. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities and derivatives and other investments that have economic characteristics similar to equity securities.
The Fund also purchases and sells exchange traded put options, employing an option overlay known as a “Put/Spread” strategy in order to provide additional downside protection and risk-reduction. The options may be based on the S&P 500 Index or on ETFs that replicate the S&P 500 Index. A Put/Spread strategy is used to protect the value of an equity portfolio or profit from a decrease in the value of the equity portfolio. In a Put/Spread, the Fund purchases a put on a security, ETF, or representative index and sells a put on the same security, ETF, or representative index. The purchased put benefits if the value of the underlying security, ETF or representative index decreases. The sold put generates income and limits the downside protection of the purchased put. The total option overlay strategy is designed to be near cost neutral. The combination of the diversified portfolio of equity securities, the downside protection from the put spread and the income from the call options is intended to provide the Fund with a portion of the returns associated with equity market investments while exposing investors to less risk than traditional long-only equity strategies (strategies that do not employ call or put option hedges).

Stock selection is designed to closely track the returns of the S&P 500, or similar large-cap index, resulting in minimal tracking error. The stocks are rebalanced monthly utilizing a quantitative portfolio optimization tool, as well as a stock specific ranking process created by USCA Asset Management (“the Sub-Adviser”). The process seeks to limit tracking error relative to the benchmark.
In creating the stock rankings, the Sub-Adviser considers the following: (i) dividend payments, (ii) dividend increases, (iii) payout ratios, (iv) debt coverage ratios, (v) debt levels, (vi) earnings history, (vii) revenue growth, (viii) earnings growth, (ix) stock buybacks, (x) price-to-earnings (P/E) ratios, (xi) forward-looking P/E ratios, (xii) price-to-book value ratios, (xiii) price-to-sales ratios, (xiv) price-to-cash flow ratios, (xv) Altman Z scores (a bankruptcy predictor), (xvi) P/E-to-growth (PEG) ratios, and (xvii) betas (a measure of relative volatility of a security compared to the market as a whole). Each criterion listed above provides insight into the Sub-Adviser’s assessment of security valuation and outlook. The Fund may use ETFs as a substitute for groups of stocks. The Fund sells stocks and ETFs when it believes they no longer meet the criteria mentioned above and will contemporaneously rebalance into new stocks. As the stocks are designed to closely track the S&P 500 Index, options are not adjusted for stock rebalancing. Instead, the options in the strategy are rebalanced near expiration.
To enhance the potential returns of the Fund, as well as to hedge (by writing calls) against losses should portfolio securities decline, the Fund sells call options against the Fund’s portfolio of stocks and ETFs either individually or on a representative index such as the S&P 500 Index. This part of the Fund’s strategy is commonly referred to as a “covered call” strategy because the Fund owns the underlying security at the time it sells the option. The Fund selects call and put options with various exercise prices and maturities, reflecting the portfolio managers’ views about the capital appreciation potential of each underlying stock and ETF or a representative index, as well as its view about the U.S. equity market as a whole.
When the portfolio managers determine that investment opportunities in large cap common stocks are overvalued or that prospects for the U.S. stock market are waning, the Sub-Adviser may also recommend a portion of the Fund’s assets to money market funds and other cash equivalents.
The Principal Investment Strategies of the Fund beginning on page 6 of the Prospectus is deleted and replaced with the following:
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing primarily in common stocks of large-cap companies and secondarily in exchange-traded funds (“ETFs”) that invest primarily in large-cap common stocks. The Fund defines large-cap as companies with market capitalizations in excess of $5 billion. The Fund sells (writes) call options on a majority of the notional value of these stocks and ETFs, or on a representative index, such as the S&P 500, in seeking to shield the Fund from some of the risk associated with these investments and to generate additional returns to the extent of the call option premium received. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities and derivatives and other investments that have economic characteristics similar to equity securities. The Fund will provide shareholders at least 60 days prior notice of a change to this 80% investment policy. Derivatives will be valued on a mark-to-market basis, using the current market price of the derivative, or, for over-the-counter derivatives, their fair market value.
The Fund also purchases and sells exchange traded put options, employing an option overlay known as a “Put/Spread” strategy in order to provide additional downside protection and risk-reduction. The options may be based on the S&P 500 Index or on ETFs that replicate the S&P 500 Index. A Put/Spread strategy is used to protect the value of an equity portfolio or profit from a decrease in the value of the equity portfolio. In a Put/Spread, the Fund purchases a put on a security, ETF, or representative index and sells a put on the same security, ETF, or representative index. The purchased put benefits if the value of the underlying security, ETF or representative index decreases. The sold put generates income and limits the downside protection of the purchased put. The total option overlay strategy is designed to be near cost neutral. The combination of the diversified portfolio of equity securities, the downside protection from the put spread and the income from the call options is intended to provide the Fund with a portion of the returns associated with equity market investments while exposing investors to less risk than traditional long-only equity strategies (strategies that do not employ call or put option hedges).

Stock Selection Methodology
Stock selection is designed to closely track the returns of the S&P 500 Index, or similar large-cap index, targeting a minimal tracking error. The stocks are rebalanced monthly utilizing a quantitative portfolio optimization tool, as well as a stock specific ranking process created by the Sub-Adviser. The process seeks to limit tracking error as determined by a quantitative optimization relative to the benchmark.
In creating the stock rankings, the Sub-Adviser uses a series of valuation filters and screens to identify stocks of companies that it believes present relative value at reasonable prices with the objective of creating a fundamental stock ranking process. This ranking system is then included in a quantitative process designed to build a portfolio that limits overall stock tracking error relative to the Index. In general, the Sub-Adviser identifies potential investment candidates by comparing various financial measures to those of a peer group of similarly situated issuers or the market as a whole. Generally, stock rankings from the Sub-Adviser have one or more of the following above average relative-to-peer-group investment characteristics:
•dividend payments - many equities pay dividends, and dividends provide insight into the financial security, earnings consistency and volatility of the company;
•dividend increases - dividend increases and the consistency with which a company increases its dividend provide insight into the company ability to continue to grow earnings;
•payout ratios - a company with a high payout ratio is less attractive than a company with a low payout ratio; a company with a low payout ratio retains the ability to grow its dividend;
•debt coverage ratios - companies with large debt service relative to their earnings are less attractive than companies with earnings that far surpass their debt interest payments;
•debt levels - the less debt the better;
•earnings history - the Sub-Adviser views a company’s earnings history to help understand if a company is able to generate consistent earnings or if it is more cyclical in nature;
•revenue growth - some companies are able to consistently generate earnings through means other than growing revenue, which is an attractive means to generate earnings growth,
•earnings growth - growth of earnings and revenue are necessary for a company to be a viable investment,
•stock buybacks - companies who buy back their shares are lowering the share count and increasing earnings for existing shareholders; the various ratios:
◦price-to-earnings (P/E) ratios,
◦forward-looking P/E ratios,
◦price-to-book value ratios,
◦price-to-sales ratios,
◦price-to-cash flow ratios,
◦Altman Z scores (a bankruptcy predictor);
•P/E-to-growth (PEG) ratios - the ratios are all used to assess valuation of securities (other than the Altman Z score which is used to measure a company’s odds of going bankrupt); and
•Betas - used to assess how volatile a security is relative to its benchmark. The portfolio is constructed in such a way that it seeks to closely follow the total returns of the S&P 500 Index, but companies that are judged unfavorably based on the evaluation criteria described above will tend to have lower weightings than their weighting in the S&P 500 Index or may not be owned at all. Companies that have favorable evaluations based on these criteria will tend to have higher weightings than their weighting in the S&P 500.

ETF Selection Methodology
The Fund can use ETFs as a substitute for groups of stocks. The Fund selects ETFs that it believes are highly liquid and that have ample call option volume and liquidity. The Fund selects only non-leveraged ETFs.
When the portfolio managers determine that investment opportunities in large cap common stocks are overvalued or that prospects for the U.S. stock market are waning, the portfolio managers may also allocate a portion of the Fund’s assets to money market funds and other cash equivalents.
Covered Call and Put Methodology
The Fund’s option-overlay hedging strategy seeks to be near cost neutral. To enhance the potential risk-adjusted returns of the Fund, as well as to hedge against losses should portfolio securities decline, the Fund sells call options against its portfolio of stocks and ETFs either individually or on a representative index such as the S&P 500 Index. This part of the Fund’s strategy is commonly referred to as a “covered call” strategy. A call option gives the purchaser of the option the right to buy, and a writer has the obligation to sell, the underlying security at the exercise price prior to or at the expiration of the contract, regardless of the market price of the underlying security during the option period. The Fund sells call options up to the full notional value of the long underlying stock or ETF positions. The premium paid to the Fund as writer of call options is consideration for undertaking the obligations of the option contract. The Fund, as writer of a covered call option, forgoes all or a portion of the potential profit from an increase in the market price of the underlying security above the exercise price in exchange for the benefit of receiving the option premium and some protection against the loss of capital if the underlying security declines in price. When a call option is exercised, the Fund is required to deliver to the buyer the agreed amount of the underlying security.
The Fund sells stocks and ETFs when it believes they no longer meet the criteria mentioned above and will contemporaneously rebalance related written call options. The Fund also covers the call options when it believes writing a new call option with a different maturity and/or strike price will produce better risk-adjusted returns. The covered call strategy is used to provide income that, over time, can lower the volatility of the underlying equity portfolio with the risk being a limited upside, while having unlimited downside. When the Fund sells a call, it receives a call premium (a payment) that is used to offset a portion of the cost of buying put protection. A “Put/Spread” strategy is used to protect a portion of the value of an equity portfolio from a decline in the market. The long put protection is closer to the current market price and therefore should protect from initial market declines. The sold put is farther below the current market price (deep out-of-the-money), creating equity market exposure below this level.
When the portfolio managers determine that investment opportunities in large cap common stocks are overvalued or that prospects for the U.S. stock market are waning, the Fund may also allocate a portion of its assets to money market funds and other cash equivalents.
In the section titled “Management of the Fund” - “Investment Adviser,” the second paragraph beginning on page 11 of the Prospectus is deleted and replaced with the following:
The Adviser is responsible for the day-to-day management of the Fund in accordance with the Fund’s investment objective and policies. The Adviser also furnishes the Fund with office space and certain administrative services and provides most of the personnel needed to fulfill its obligations under its advisory agreement. For its services, the Fund pays the Adviser a monthly management fee that is calculated at the annual rate of 0.60% of the Fund’s average daily net assets. Prior to September 1, 2021, the Fund paid the Adviser a monthly management fee calculated at the annual rate of 0.78% of the Fund’s average daily net assets.
Pursuant to a contractual fee waiver and reimbursement agreement, effective September 1, 2021, the Adviser has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding acquired fund fees and expenses, taxes, interest expense, dividends on securities sold short, and extraordinary expenses) in order to limit the total annual fund operating expenses to 0.70% of average daily net assets of the Institutional Class shares and 0.90% of average daily net assets of the Investor Class shares (the “Expense Caps”). The Expense Caps will remain in effect through at least January 31, 2022 and may be terminated only by the Board. Previously, the Expense Caps were 1.15% of average daily net assets of the Institutional Class shares and 1.40%

of the average daily net assets of the Investor Class shares. The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, provided that such recoupment does not cause the Fund’s expense ratio (after the recoupment is taken into account) to exceed the lower of (1) the Expense Caps in place at the time such amounts were waived or paid and (2) the Fund’s Expense Caps at the time of recoupment.
Additionally, Sean Hughes now serves as a portfolio manager to the Fund. Wiley Angell, Davis Rushing, and Kelly Rushing continue as portfolio managers. The Management table on page 5 of the Prospectus is revised to include the following:
Management

Investment Adviser	Portfolio Manager	Years Managing the Fund
Ziegler Capital Management, LLC	Sean Hughes	Since August 1, 2021
The “Portfolio Managers” section on page 5 of the Prospectus is revised to include the following:
Sean Hughes is a Senior Portfolio Manager for the FAMCO Group at the Adviser. Prior to joining the firm in May 2015, he was a Portfolio Manager for Fiduciary Asset Management (“FAMCO”) since 2010. He joined FAMCO in 2005 as a Research Analyst. Prior to that, Mr. Hughes was a student at Washington University in St. Louis, where he was involved in managing the Investment Praxis Fund, a portion of the Washington University endowment. He earned a bachelor's degree from Oberlin College and is a graduate of the Tuck School of Business Bridge Program. Mr. Hughes received his MBA from the Olin School of Business at Washington University in St. Louis. He is a member of CFA Institute, the CFA Society St. Louis, and the National Association for Business Economics.
In the section titled “The Fund’s Investment Adviser,” the paragraph following the “Officer” table on page 24 of the SAI is deleted and replaced with the following:
In consideration of the services to be provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from the Fund an investment advisory fee computed daily and payable monthly, based on an annual rate equal to 0.60% of the Fund’s average daily net assets. Prior to September 1, 2021, the Fund paid the Adviser a monthly management fee calculated at the annual rate of 0.78% of the Fund’s average daily net assets.
In the section titled “The Fund’s Investment Sub-Adviser,” third paragraph on page 25 of the SAI is deleted and replaced with the following:
For its services, the Adviser pays the Sub-Adviser a monthly management fee that is calculated at the annual rate of 0% up to $31 million, plus 33% of 0.60% of assets over $31 million of the Fund’s average daily net assets.
The section titled “Portfolio Managers” beginning on page 25 of the SAI is revised to include the following:
Wiley Angell, Davis Rushing, Kelly Rushing, and Sean Hughes are the portfolio managers of the Fund and are principally responsible for the day-to-day management of the Fund’s portfolio.
The following table shows the number of other accounts managed by Sean Hughes and the total assets in the accounts managed within various categories as of August 30, 2021.
Sean Hughes

Type of Accounts	Number of Accounts	Total Assets	Number of Accounts with Advisory Fee based on Performance	Total Assets
Registered Investment Companies	2	$189.1 million	0	$0
Other Pooled Investments	0	$0	0	$0
Other Accounts	127	$408.3 million	0	$0

Dollar Range of Equity Securities in the Fund Beneficially Owned
by Sean Hughes as of August 30, 2021
(None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000,
$500,001- $1,000,000, Over $1,000,000)

Sean Hughes	None

Please retain this supplement with the Prospectus and SAI